Exhibit 10.6

MEGAN MEZANIN SDN BHD

(202001005142(1361462-A))

B-01-07, GATEWAY CORPORATE SUITE
GATEWAY KIARAMAS, NO. 1 JALAN DESA KIARA
50480 MONT KIARA, WP KUALA LUMPUR
EMAIL: mmsb.general@gmail.com

Our Ref: MM2022/LOA/P002/005

Date: 28 April 2023

PELICAN PROSPECT SDN BHD

12-3 Jalan 3/114

Kuchai Business Centre

Off Jalan Kuchai Lama

58200 Kuala Lumpur

WAKUBA NEW SHRIMP FARM DEVELOPMENT PROJECT

LETTER OF AWARD

With reference to your submission of the Tender Document dated 13 April 2023, we are pleased to confirm the award for the execution and completion of the abovementioned works to you at a Contract Sum of Ringgit Malaysia: Thirty Nine Million Three Hundred Eighty Five Thousand only (RM39,385,000.00).

The award of this Contract is subject to the terms and conditions in the tender documents including the following, which shall form part of the Contract to be entered by your good self and Megan Mezanin Sdn Bhd.

1.0	SCOPE OF WORKS

1.1	The scope of works is as described in the Tender Documents.

1.2	Your scope of works shall include provisions for transportation, preparation works, and all other works, which is deemed necessary for the full completion of the works.

2.0	CONTRACT SUM

2.1	The awarded contract sum of RM5,570,000.00 is made up from the following items:

Item	Description		Amount (RM)
1	Shrimp Ponds		10,600,000.00
	-	Earthwork
	-	Farm Equipment
2	Processing Factory		27,000,000.00
	-	Main Building Works
	-	Factory Machinery and Equipment
3	Basic infrastructure		1,085,000.00
	-	Water Reservoir
	-	Water Inlet System
	-	Fencing Works
4	Regulatory Requirements		700,000.00
	-	EIA Study
	-	Building Approval
	-	Professional Fee
	TOTAL VALUE		39,385,000.00

MEGAN MEZANIN SDN BHD

(202001005142(1361462-A))

B-01-07, GATEWAY CORPORATE SUITE
GATEWAY KIARAMAS, NO. 1 JALAN DESA KIARA
50480 MONT KIARA, WP KUALA LUMPUR
EMAIL: mmsb.general@gmail.com

2.2	This is a firm-priced Contract and it shall not be subject to any fluctuation and cost increase or whatsoever reason other than variation instructed by Megan Mezanin Sdn Bhd.

3.0	CONTRACT PERIOD

3.1	The total contract period shall be as follows:

The	Date of Commencement: 01.05.2023

The	Date of Completion: 31.12.2023

Please return the original duly signed to us and retain one copy for yourself within three (3) days from the date above.

Thank you.

Yours faithfully,

MEGAN MEZANIN SDN BHD	I agree and accept the above (Company Chop & signature)

/s/ Hoo Wei Sern	/s/ CHEN CHEE WAI
Hoo Wei Sern	Name :	CHEN CHEE WAI
(Director)	Designation:	DIRECTOR